Inventory	6 Months Ended
Jun. 30, 2023
Inventory Disclosure [Abstract]
Inventory

3.	Inventory

Inventory is stated at the lower of cost or net realizable value (“LCNRV”) and generally consists of raw materials and work in progress. The Company calculates inventory value on the first-in, first-out (“FIFO”) basis. NRV is the estimated selling price of inventory in the ordinary course of business, less estimated costs of completion, disposal, and transportation. The Company assesses the valuation of inventory and periodically adjusts its value for estimated excess and obsolete inventory based upon expectations of future demand and market conditions, as well as damaged or otherwise impaired goods. The following table summarizes the components of inventory on the condensed consolidated balance sheets at June 30, 2023 (in thousands):

	June 30, 2023	December 31, 2022

Raw materials	$-	$98
Work in process	930	-
Total inventory	$930	$98